SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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DOCUMENT SECURITY SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DOCUMENT SECURITY SYSTEMS, INC.

28 East Main Street, Suite 1525

Rochester, New York 14614

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Rochester, New York
March 30, 2006

The annual meeting of the stockholders of Document Security Systems, Inc., will be held on Thursday, May 4, 2006, at 11:00 a.m. at the offices of Document Security Systems, Inc., 28 East Main Street, First Floor Conference Center, Rochester, New York, 14614 for the purposes of:

1.

Electing six directors to hold office until the next annual meeting of stockholders;

2.

Considering and voting upon a proposal to ratify Freed Maxick & Battaglia, CPAs PC as the Company’s independent public accountants for the fiscal year ending December 31, 2006; and

3.

Transacting such other business as may properly come before the meeting.

Stockholders of record at the close of business on March 17, 2006, will be entitled to vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open at the principal office of Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York 14614, during usual business hours, to the examination of any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.

A copy of Document Security System’s Annual Report on Form 10-KSB for fiscal year ended December 31, 2005 accompanies this notice.

By Order of the Board of Directors

Patrick White Chairman, President and Chief Executive Officer

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

DOCUMENT SECURITY SYSTEMS, INC.

28 East Main Street, Suite 1525

Rochester, New York 14614

PROXY STATEMENT FOR THE COMPANY’S

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 4, 2006

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposal on which our board of directors would like you, as a stockholder, to vote at the annual meeting of the stockholders of the Company, which will take place on May 4, 2006 at 11:00 a.m. local time at 28 East Main Street, First Floor Conference Center, Rochester, New York 14614. It also gives you information on this proposal so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about April 11, 2006 to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, we refer to Document Security Systems, Inc. as the “Company”, “we”, “us” or “our.”

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of common stock of the Company, par value $.02 per share (“Common Stock”), on March 17, 2006 may attend and vote at the annual meeting. Each share is entitled to one vote. There were 12,844,313 shares of Common Stock outstanding on March 17, 2006. All shares of Common Stock shall vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Management” on page three (3) of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Thomas M. Wicker, Secretary of the Company, and/or Patrick White, Chief Executive Officer and Chairman of the Company, as your representative at the annual meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, we think that it is a good idea to complete and return your proxy card before the annual meeting date just in case your plans change. If a proposal comes up for vote at the annual meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on the election of board of directors and the ratification of the Company’s independent public accountants for the fiscal year ending December 31, 2006.

We will also transact any other business that properly comes before the annual meeting.

How does the board of directors recommend that I vote?

Our board of directors unanimously recommends that the stockholders vote “for” the nominees for director and “for” the ratification of the Company’s independent public accountants for the fiscal year ending December 31, 2006.

i

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on March 17, 2006, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are a stockholder of record who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If on March 17, 2006, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I vote?

(1)

You may vote by mail.

You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the annual meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•

as you instruct, and

•

according to the best judgment of the proxies if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•

for the six (6) nominees to the board, all of whom are presently serving on the board;

•

to approve the ratification of the Company’s independent public accountants for the fiscal year ending December 31, 2006; and

•

according to the best judgment of either Mr. Wicker or Mr. White if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

(2)

You may vote in person at the annual meeting.

We will pass out written ballots to anyone who wants to vote at the annual meeting. However, if you hold your shares in street name, you must bring to the annual meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

•

sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date,

•

signing another proxy card with a later date and returning it before the polls close at the annual meeting, or attending the annual meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the election of directors and the ratification of the Company’s independent public accountants.

How many votes are required to elect the nominated persons to the Board of Directors?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of Common Stock entitled to vote in the election are required to elect each director.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of Common Stock entitled to vote are required to ratify Freed Maxick & Battaglia, CPAs, PC as the Company’s independent public accountants for the year ending December 31, 2006.

How many votes are required to approve other matters that may come before the stockholders at the annual meeting?

An affirmative vote of a majority of the votes cast at the annual meeting is required for approval of all other items being submitted to the stockholders for their consideration.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for the nominees on the proxy card and as a  “for” vote for the ratification of the Company’s independent public accountants for the fiscal year ending December 31, 2006.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at (585) 325-3610 or by sending a letter to Investor Relations, Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York, 14614, with any questions about proposals described in this proxy statement or how to execute your vote.

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DOCUMENT SECURITY SYSTEMS, INC.

28 East Main Street, Suite 1525

Rochester, New York 14614

PROXY STATEMENT

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Document Security Systems, Inc. (the “Company”), for use at the annual meeting of the Company’s stockholders to be held at the office premises of Document Security Systems, Inc., 28 East Main Street, First Floor Conference Center, Rochester, New York, 14614 on Thursday, May 4, 2006, at 11:00 a.m. and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and the enclosed form of proxy are being first mailed to stockholders on or about April 11, 2006.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy. This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail, and the Company will bear all attendant costs.

RECORD DATE

Stockholders of record at the close of business on March 17, 2006, will be entitled to vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to-wit, Thomas M. Wicker and Patrick White, or either one of them who acts, will vote:

(1)

FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the 2007 annual meeting of stockholders (or until successors are duly elected and qualified);

(2)

FOR ratification of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent public accountants for the year ending December 31, 2006; and

(3)

According to their judgment, on the transaction of such other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause the nominee to be unavailable.

VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF

As of March 17, 2006, there were 12,844,313 shares of Common Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them.

A majority of the outstanding shares present in person or represented by proxy will constitute a quorum at the meeting. Under New York state law and provisions of the Company’s Certificate of Incorporation and By-Laws, as amended, the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors.

Abstentions from voting and broker non-votes will operate as neither a vote for nor a vote against the nominee for a director. Votes on all matters will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP AND CERTAIN BENEFICIAL OWNERS

As of March 1, 2006, the following persons were known to the Company who may, individually or as a group, be deemed to be the beneficial owners of more than 5% of the outstanding Common Stock, each having sole voting and dispositive power over such Common Stock, except as indicated in the footnotes hereto:

Name	Common Stock Owned		Percentage of Outstanding Common Stock Owned

Patrick White	831,100	(1)	6.5%
c/o Document Security Systems
28 Main St. East, Ste 1525
Rochester, NY 14614
Thomas M. Wicker	885,000		6.9%
c/o Document Security Systems
28 Main St. East, Ste 1525
Rochester, NY 14614
Vera Neuman	1,000,000		7.8%
Robert B. Fagenson	1,007,500	(2)	7.8%
Martin Vegh	1,000,000		7.8%
Charles M. LaLoggia	1,586,610		12.4%

——————

(1)

Includes 30,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(2)

Includes 7,500 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days, 100,000 shares of Common Stock held by Mr. Fagenson’s wife and an aggregate of 100,000 shares of Common Stock held in trusts for Mr. Fagenson’s two adult children.

SECURITY OWNERSHIP OF MANAGEMENT

The following table represents beneficial ownership of Common Stock by each director and nominee for election as a director, by each of the executive officers named in the Summary Compensation Table (see “Executive and Management Compensation” below), and by all current directors, nominees and executive officers as a group (each director, nominee and officer having sole voting and dispositive power over the shares listed opposite his name except as indicated in the footnotes hereto).

Unless otherwise noted, the security information is given as of March 1, 2006, and, in the case of percentage ownership, is based on 12,844,313 shares of Common Stock issued and outstanding.

Name	Common Stock Owned		Percentage of Outstanding Common Stock Owned

Patrick White	831,100	(1)	6.5%
c/o Document Security Systems
28 Main St. East, Ste 1525
Rochester, NY 14614
Thomas M. Wicker	885,000		6.9%
c/o Document Security Systems
28 Main St. East, Ste 1525
Rochester, NY 14614
Alan E. Harrison	14,750	(2)	Less than 1%
Timothy Ashman	12,600	(3)	Less than 1%
Robert B. Fagenson	1,007,500	(4)	7.8%
Ira A. Greenstein	7,500	(5)	Less than 1%
All Executive Officers and Directors
(6 persons) as a Group	2,758,450	(6)	21.4%

——————

(1)

Includes 30,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(2)

Includes of 13,750 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(3)

Includes 10,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(4)

Includes 7,500 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days, 100,000 shares of Common Stock held by Mr. Fagenson’s wife and an aggregate of 100,000 shares of Common Stock held in trusts for Mr. Fagenson’s two adult children.

(5)

Consists of 7,500 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days. Does not include shares of common stock owned by subsidiaries of IDT Corporation of which Mr. Greenstein disclaims beneficial ownership. Mr. Greenstein is an executive officer and director of IDT Corporation.

(6)

Includes all shares of Common Stock and Common Stock issuable upon the exercise of stock options exercisable within 60 days held by the persons listed in the table above.

PROPOSAL 1 — ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES

The Company’s By-laws currently specify that the number of Directors shall be at least three and no more than six persons, subject to amendment by the Board of Directors. The Company’s Board of Directors currently consists of six persons. The Company’s By-laws provide that any vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors. Proxies solicited by the Company for the election of Directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

The following table shows for each nominee and director continuing in office his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed as director (each serving continuously since first elected or appointed except as set forth in the footnotes hereto), and his directorships with other companies whose securities are registered with the Securities and Exchange Commission (“SEC”). Each director is elected or nominated to the Board of Directors until the following annual meeting of stockholders.

NOMINEES TO BE ELECTED TO SERVE AS DIRECTOR UNTIL

THE NEXT ANNUAL MEETING

Name	Age	Positions

Patrick White	52	Chairman of the Board, President, Chief Executive
		Officer and Interim Chief Financial Officer
Thomas M. Wicker	44	Vice President, Secretary and Director
Alan E. Harrison	56	Director
Timothy Ashman	63	Director
Robert B. Fagenson	57	Director
Ira A. Greenstein	45	Director

The principal occupation and business experience for each executive officer and director, for at least the past five years, follows:

Patrick White was named President, Chairman, Chief Executive Officer and Interim Chief Financial Officer of Document Security Systems, Inc., in August 2002. A former financial services and printing industry executive, he had previously spent 23 years at Rochester Community Savings Bank, which was later acquired by Charter One Bank. During his tenure, the bank grew from an $800 million private thrift to a $4 billion publicly held institution. Since 1989, Mr. White operated four printing companies, updating his original traditional offset printing companies to a state-of-the-art digital imaging operation. Since 1990, he worked in the research and development of various document security technologies and began marketing security print products in 1994. He holds both a B.S. in Accounting and an MBA from Rochester Institute of Technology.

Thomas M. Wicker joined our company as Vice President and Director in August 2002. He has worked as a document security scientist for over 20 years. Prior to joining us, he worked for the document security consulting firm, Thomas M. Wicker Enterprises. Currently, Mr. Wicker serves as a Vice President, Chief Technology Officer and Secretary of the Company, directing the technical operations behind our patented document security properties. Mr. Wicker has consulted for the Federal Bureau of Investigation, the Central Intelligence Agency, Moore Business Forms, American Bank Note Company and various other government and high-end corporate security printers.

Alan E. Harrison was appointed to our Board of Directors in May 2003. For more than the past five years, Mr. Harrison has been the Digital Printing and Publishing Sales Specialist for IKON Office Solutions, Inc., in Rochester, New York.

Timothy Ashman was appointed to our Board of Directors in January 2004. Mr. Ashman was employed by HSBC Bank USA, formerly Marine Midland Bank, from 1964 until his retirement as Vice President in 2001. During his career in banking, he concentrated in branch banking administration, commercial lending, and municipal finance and government banking. Mr. Ashman is a graduate of the University of Rochester, with a B.A. in Business Administration, and is also a graduate of the Stonier School of Banking at Rutgers University. Since his retirement in 2001, he has been a consultant to Raymond Wager, CPA, P.C., a Rochester, New York firm that specializes in auditing school districts, municipalities, and foundations.

Robert B. Fagenson is the Chairman and President of Fagenson & Company, a New York Stock Exchange member brokerage firm. Mr. Fagenson is also Vice Chairman and Chief Executive Officer of Van der Moolen Specialists USA, LLC, the fourth-largest New York Stock Exchange specialist firm. Mr. Fagenson formerly served as a Director and Vice Chairman of the New York Stock Exchange. Mr. Fagenson also serves as a member of the Board of Directors for Rent-Way Inc. (NYSE:RWY) and Cash Technologies, Inc. (AMEX:TQ). Mr. Fagenson was appointed to our Board of Directors in September 2004.

Ira A. Greenstein is President and a Director of IDT Corporation (NYSE: IDT), a leading provider of wholesale and retail telecommunications services with annual revenues over $2.4 billion. Prior to joining IDT in January 2000, Mr. Greenstein was a partner in the law firm of Morrison & Foerster LLP from February 1997 to November 1999, where he served as the chairman of the firm’s New York Office business department. Concurrent to his tenure at Morrison & Foerster, Mr. Greenstein served as General Counsel and Secretary of Net2Phone from January 1999 to November 1999. Prior to 1997, Mr. Greenstein was an associate in the New York and Toronto offices of Skadden, Arps, Meagher & Flom LLP. Mr. Greenstein also served on the Securities Advisory Committee to the Ontario Securities Commission from 1992 through 1996. From 1991 to 1992, Mr. Greenstein served as counsel to the Ontario Securities Commission. Mr. Greenstein currently serves on the Board of Advisors of the Columbia Law School Center on Corporate Governance and as Chairman of the Board of Broadband Maritime, Inc. Mr. Greenstein received a B.S. from Cornell University and a J.D. from Columbia University Law School. Mr. Greenstein was appointed to our Board of Directors in September 2004.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NAMED NOMINEES.

INFORMATION CONCERNING BOARD OF DIRECTORS

Compensation of Directors

Commencing in fiscal 2005, each independent director (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide) receives $6,000 per year in compensation soon after the end of each fiscal year, so long as the Director attends at least 75% of the Board of Director meetings during such fiscal year, as well as reimbursement for travel expenses. Non-independent members of the Board of Directors do not receive cash compensation in any form, except for reimbursement of travel expenses. In order to attract and retain qualified persons to our board, in January 2004, we established a stock option plan for our non-executive board members. The plan provides for the granting of five-year options to purchase our stock at 100% of fair market value at the date of grant. Under the plan, each non-executive director receives options to acquire 5,000 shares upon becoming a board member and 5,000 shares at the beginning of each year thereafter while serving as a director. For joining the Board at a point partially within a year, the stock option award is pro rated.

Board of Directors and Committees

The Board of Directors has determined that each of Messrs. Ashman, Fagenson, Greenstein and Harrison is an independent director (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide).

The Board of Directors held five meetings in fiscal 2005. In fiscal 2005, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee.

Directors are encouraged to attend the Company’s annual meetings of stockholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the annual meeting of stockholders to encourage director attendance. All of the directors constituting the Board of Directors at the time of the 2005 annual meeting of stockholders attended the 2005 annual meeting of stockholders.

Audit Committee

The Audit Committee is comprised of Mr. Ashman and Mr. Harrison, and is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm and overseeing the accounting and financial reporting process of the Company. Each of the members of this Committee is an independent director (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). Mr. Ashman serves as Chairman of the Audit Committee and, as determined by our Board of Directors, qualifies as a “financial expert” as defined in Item 401 under Regulation S-B of the Securities Act of 1933. The Audit Committee held six meetings during fiscal 2005.

Compensation and Management Resources Committee

The Compensation and Management Resources Committee consists of Mr. Fagenson, Mr. Greenstein and Mr. Harrison, and is responsible for, among other things, reviewing (a) all compensation arrangements for the executive officers of the Company and (b) the Company’s stock option plans. Each of the members of the Compensation Committee is an independent director (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). Mr. Harrison serves as Chairman of the Compensation Committee. The Compensation Committee held three meetings during fiscal 2005.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Mr. Greenstein and Mr. Harrison, both of whom are independent directors (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). Mr. Harrison serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles. The Nominating and Corporate Governance Committee held one meeting during fiscal 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such reports and representations from our executive officers and directors, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during the year ended December 31, 2005.

Code of Ethics

A copy of the Code of Ethics for our employees and management, including our Chief Financial Officer and Chief Executive Officer, is available on the Investors/Corporate Governance section of our web site, www.documentsecurity.com.

DIRECTOR NOMINATIONS

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors/Charters section of our web site, www.documentsecurity.com. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors may submit such recommendation to the Chairman of the Committee. Any recommendation must include name, contact information, background, experience and other pertinent information on the proposed candidate. The standards for considering nominees to the Board are included in the Corporate Governance Committee Charter. The Committee is willing to consider candidates recommended by stockholders pursuant to its policies. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Any security holder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman, Document Security Systems, Inc., Nominating and Corporate Governance Committee, 28 East Main Street, Suite 1525 Rochester, New York 14614, not later than (i) with respect to an election to be held at the 2007 annual meeting of stockholders, February 3, 2007; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written recommendation should set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

COMMUNICATION WITH DIRECTORS

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: Document Security Systems Board of Directors, Attention: Patrick White, Chairman of the Board, Document Security Systems, Inc, 28 East Main Street, Suite 1525 Rochester, New York 14614. All communications made by this means will be received by the Chairman of the Board.

COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

No current member of the Compensation and Management Resources Committee is now an officer or an employee of the Company or any of its subsidiaries.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report and Accounting Fees shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of two independent directors (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors on January 5, 2004.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2005, as well as the quarterly unaudited financial statements.

We have reviewed and discussed with management and the independent registered public accounting firm the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the independent registered public accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the independent registered public accounting firm such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61 and other auditing standards generally accepted in the United States, the corporate governance standards of the American Stock Exchange and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 1 of the Independence Standards Board, and have discussed with the independent registered public accounting firm their independence from management and the Company, including the impact of permitted non-audit related services approved by the Committee to be performed by the independent registered public accounting firm.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, be filed with the Securities and Exchange Commission.

Timothy Ashman, Audit Committee Chairman

Alan E. Harrison

EXECUTIVE OFFICERS

The persons who are serving as executive officers of the Company as of March 17, 2006 are Patrick White, Chief Executive Officer and President, and Thomas Wicker, Vice President, Chief Technology Officer and Secretary.

EXECUTIVE AND MANAGEMENT COMPENSATION

The following table reflects compensation paid or payable for fiscal 2005, 2004 and 2003with respect to the Company’s chief executive officer. No other executive officer had compensation equal to or in excess of $100,000 in fiscal 2005.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Awards			Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options		LTIP SARs Payout	All Other Compensation

Patrick White,	2005	$155,000	—	—	—			—	$11,113
Chief Executive Officer	2004	$125,354	—	—	—	30,000	(1)	—	—
and President	2003	$75,000	—	—	—				—

——————

(1)

Represents options to acquire shares of common stock granted to Mr. White. The exercise price of the options is $7.25.

Aggregated Option Exercises and Fiscal Year-End Option Values

The following table sets forth information concerning the number of options owned by the Chief Executive Officer. No options were exercised by the Chief Executive Officer during the fiscal year ended December 31, 2005.

	Number of Securities Underlying Unexercised Options at December 31, 2005			Value of Unexercised In-the-Money Options at FY-Ended December 31, 2005
Name	Exercisable		Unexercisable	Exercisable	Unexercisable

Patrick White	30,000	(2)	0	$162,000	0

——————

(1)

The closing price of the Company’s Common Stock on December 30, 2005 (the last trading day in fiscal 2005), as reported on the American Stock Exchange, was $12.65.

(2)

On December 28, 2005, the Company’s Compensation and Management Resources Committee approved accelerating the vesting of all unvested options for all employees, including executive officers, but excluding non-employee directors. The Company took the action in the belief that it is in the best interest of shareholders as the primary purpose of the vesting acceleration is to minimize future compensation expense associated with the accelerated options upon the Company’s planned adoption of FASB Statement No. 123(R), “Share-Based Payment,” effective January 1, 2006. The vesting date for 20,000 unvested options owned by Patrick White was accelerated pursuant to this action.

Employment Agreement

Effective June 10, 2004, we entered into an employment agreement with Patrick White, who serves as our Chairman, Chief Executive Officer, President and interim Chief Financial Officer. The agreement was negotiated and approved by the Compensation and Management Resources Committee of the Board of Directors. The agreement is for a term of five years, with an annual base salary of $150,000, with automatic increases at the rate of not less than 10% per year. Under the agreement, Mr. White also was granted 30,000 options, which vested at the rate of 10,000 immediately, and the remaining were scheduled to vest 10,000 per year but since became fully vested pursuant to the acceleration of vesting of options described above in “Aggregated Option Excercises and Fiscal Year-End Option Values.” The grant of these options was ratified by the vote of our stockholders in conjunction with their approval of the 2004 Employee Stock Option Plan at our 2004 annual stockholders meeting. In the event that Mr. White is terminated without cause or his duties are materially changed without his consent or there is a change of control of the Company, he will be entitled to 18 months salary. The agreement also provides for non-competition and non-disclosure by Mr. White in favor of the Company. A change of control is defined as (i) the Board of Directors of the Company approves of (A) any merger, consolidation, reorganization or other business combination of Company where the pre transaction stockholders of the Company do not continue to own 50.1% of the post transaction outstanding shares of Common Stock having the right to vote in an election of Company’s Board of Directors, (B) the sale, exchange, transfer or other disposition of all or substantially all of the assets of Company (in one transaction or a series of transactions contemplated by any party as a single plan), or (C) any plan or proposal for the liquidation or dissolution of Company; or (ii) any person or entity, together with all “affiliates” and “associates” (as defined in Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”)) of such person or entity, shall become the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of Company representing 50.1% or more of either (A) the combined voting power of Company’s then outstanding securities having the right to vote in an election of Company’s Board of Directors (“Voting Securities”) or (B) the then outstanding shares of all classes of stock of Company.

Equity Compensation Plan Information

The following table provides information as of December 31, 2005 with respect to securities that may be issued under our equity compensation plans.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in the first column of this chart)

Equity compensation plans approved by security holders
Amended 2004 Employee Stock Option Plan	277,000	$8.38	913,000
Amended 2004 Non-Executive Director Plan	36,250	5.99	63,750
Equity compensation plans not approved by security holders
Contractual warrants for services	100,000	2.60	—
Total	413,250	$6.77	976,750

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In February 2005, we consolidated our ownership of the Wicker Family-based technologies. At that time, we completed the purchase of economic interests and actual ownership from approximately 45 persons and entities that had purchased various rights in Wicker Family technologies over several decades. This transaction consolidated the Company’s ownership of US Patent 5,735,547, eliminated remaining licensees of the Wicker patents, and purchased approximately 55% of the Wicker Family’s 30% interest in the economic benefit of settlements related to infringement suits related to the Wicker’s foreign patents. Subsequent to this transaction, the Company secured approximately 86% of the economic benefit of potential settlements with all infringers of the Wicker’s foreign patents. The Wicker Family retained 30% of the economic benefit of settlements related to U.S. patent infringements.

On August 26, 2005, the Company agreed to issue 150,000 of restricted shares of Common Stock to Strategic Resource Advisory Services, LLC, a subsidiary of IDT Corporation, in exchange for services and support, including the payment of substantially all of the legal expenses associated with the Company’s lawsuit with the European Central Bank, with certain limitations. Ira A. Greenstein, a member of the Company’s Board of Directors, is an executive officer and director of IDT Corporation. The shares were issued on December 7, 2005.

PROPOSAL NO. 2 —

RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accounting firm for fiscal 2006.

In the event that the ratification of this selection is not approved by a majority of the votes cast by holders of shares of Common Stock voting at the 2006 annual stockholders meeting in person or by proxy, management will review its future selection of the Company’s independent registered public accounting firm.

Information regarding our change in accounting firm is contained in our Form 10-KSB, which was filed with the Securities and Exchange Commission on March 7, 2006, and is incorporated by reference herein.

A representative of Freed Maxick & Battaglia, CPAs, PC is expected to be present at the 2006 annual stockholders meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick & Battaglia, CPAs, PC for the audit of our annual financial statements, review of financial statements included in our quarterly reports and other fees that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2005 and 2004 were $101,500 and $72,000, respectively. Freed, Maxick, & Battaglia, CPAs, PC was engaged as our principal accountant effective January 4, 2004, and their services included auditing the financial statements contained in their report on Form 10-KSB for the fiscal years ended December 31, 2005 and 2004.

Audit Related Fees

The aggregate fees billed for other related services (registration statement consents) by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, that are reasonably related to the performance of the audit or review of our financial statements for the years ended December 31, 2005 and 2004 were $5,650 and $4,400, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, for tax compliance, tax advice and tax planning during the years ended December 31, 2005 and 2004 were $7,225 and $11,100, respectively.

All Other Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, for due diligence related services during the years ended December 31, 2005 and 2004 were $9,600 and $0, respectively.

Audit Committee

Our Audit Committee, approved, in advance, all work performed by our principal accountant, Freed Maxick & Battaglia, CPAs, PC.

The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for ratification of the appointment of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-KSB for fiscal year ended December 31, 2005 accompanies this notice.

FUTURE PROPOSALS OF SECURITY HOLDERS

The 2007 annual meeting of stockholders will be held on May 3, 2007. All proposals of security holders intended to be presented at the 2007 annual meeting of stockholders must be received by the Company not later than November 30, 2007. Under SEC rules, you must have held for one year at least 2,000 shares or 1% of our outstanding stock in order to submit a proposal.

HOUSE HOLDING OF MATERIALS

In some instances, only one copy of this proxy is being delivered to multiple stockholders sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement to any stockholder at your address. If you wish to receive a separate copy of the proxy statement, you may call us at (585) 325-3610, or send a written request to Investor Relations, Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York 14614. If you have received only one copy of the proxy statement and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

MISCELLANEOUS

The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

Stockholders are urged to mark, sign and send in their proxies without delay.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 2005 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO INVESTOR RELATIONS, DOCUMENT SECURITY SYSTEMS, INC., 28 EAST MAIN STREET, SUITE 1525, ROCHESTER, NEW YORK 14614.

By Order of the Board of Directors

Rochester, New York	Patrick White
March 30, 2006	Chairman, President and Chief Executive Officer

PROXY
DOCUMENT SECURITY SYSTEMS, INC.

The undersigned hereby appoints Patrick White and Thomas Wicker and each of them, proxies, with full powers of substitution to each to vote all shares of Common Stock of DOCUMENT SECURITY SYSTEMS, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held on May 4, 2006 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

I.

Election of Directors

Set forth below are the names of nominees who will be elected to serve until the next annual meeting of shareholders.

☐	FOR all Nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

(Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee’s name in the list below.)

Patrick White	Thomas Wicker	Timothy Ashman
Alan E. Harrison	Robert B. Fagenson	Ira A. Greenstein

II.

Proposal to Ratify the appointment of Freed Maxick & Battaglia, CPAs, PC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

☐ For	☐ Against	☐ Abstain

(continued on reverse)

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AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated as of March 30, 2006, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

IF NO OTHER ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR: (i) THE ELECTION OF SIX DIRECTORS and (ii) THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

Dated:________________________________________, 2006

__________________________________________________

Signature

__________________________________________________

Printed Name

(Please date and sign exactly as accounts. Each joint owner should sign. Executors, administrators, trustees, etc. should also so indicate when signing.)

The proxy is solicited on behalf of the Board of Directors. Please sign and return in the enclosed envelope.

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